UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2013

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)

(561) 998-2232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02     Results of Operations and Financial Condition
(a)  On August 6, 2013, Cross Country Healthcare, Inc. (“the Company”) issued a press release announcing results for the quarter and six months ended June 30, 2013,  a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. This information is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Section 7 – Regulation FD
Item 7.01     Regulation FD Disclosure
Incorporated by reference is a press release issued by the Company on August 6, 2013, which is attached hereto as Exhibit 99.1.  This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Section 8 - Other Events
Item 8.01     Other Events
On August 2, 2013, Thomas C. Dirks was elected Chairman of the Company's Board of Directors.

Section 9 – Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

99.1	Press Release issued by the Company on August 6, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

		By:	/s/ Emil Hensel
Emil Hensel
Dated:	August 6, 2013		Chief Financial Officer